Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ THEODORE M. SOLSO
Theodore M. Solso

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ ERROLL B. DAVIS, JR.
Erroll B. Davis, Jr.

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ STEPHEN J. GIRSKY
Stephen J. Girsky

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ E. NEVILLE ISDELL
E. Neville Isdell

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ KATHRYN V. MARINELLO
Kathryn V. Marinello

Date: April 20, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ ADMIRAL MICHAEL G. MULLEN, USN (ret.)
Admiral Michael G. Mullen, USN (ret.)

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ JAMES J. MULVA
James J. Mulva

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ PATRICIA F. RUSSO
Patricia F. Russo

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ THOMAS M. SCHOEWE
Thomas M. Schoewe

Date: April 8, 2014

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Robert C. Shrosbree, Anne T. Larin, Thomas S. Timko and Jeffrey W. Shepherd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Registration Statement (s) on	Covering

Form S-4
Registration of $1.5 billion of 3.500% Senior Notes due 2018 (2018 Notes); $1.5 billion of 4.875% Senior Notes due 2023 (2023 Notes); and $1.5 billion of 6.250% Senior Notes due 2043 (2043 Notes) to be exchanged for $1.5 billion of 2018 Notes; $1.5 billion of 2023 Notes; and $1.5 billion of 2043 Notes issued during 2013 pursuant to Rule 144A of the Securities Exchange Act of 1933, as amended (Securities Act) that have not been registered under the Securities Act

Form S-8	Registration of 60,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors 2014 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ CAROL M. STEPHENSON
Carol M. Stephenson

Date: April 8, 2014